Exhibit 99.1 Harnessing the Power of Directed Evolution for Targeted Gene Therapies Corporate Presentation | January 2022 © 2021 4D Molecular Therapeutics. All Rights Reserved.

Legal Disclaimer This Presentation contains forward looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Presentation, including statements regarding our clinical development plans, strategy, future operations, future financial position, prospects, plans, and objectives of management, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in these forward looking statements, and you should not place undue reliance on these forward looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward looking statements. In addition, the forward looking statements included in this Presentation represent our views as of the date of this Presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward looking statements in the future, we specifically disclaim any obligation to do so. These forward looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Presentation. This Presentation discusses our product candidates that are under preclinical study and in clinical trials, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of our product candidates for the therapeutic use for which they are being studied. This Presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. © 2021 4D Molecular Therapeutics. All Rights Reserved. 2

We are Boldly Innovating to Unlock the Full Potential of Gene Therapy for Millions of Patients

COMPANY	**Co-Founders** Kirn, MD & Schaffer, PhD	**Emeryville**	**~120** Employees **GMP** Facilities
PLATFORM	**Directed Evolution**	**~1 BILLION AAV** synthetic capsid sequences	**Targeted & Evolved Vectors**
PIPELINE	**Vector Modularity**	**Lead Vectors & 3 Therapeutic Areas**	
CLINICAL DEVELOPMENT	**5 Clinical Candidates**		
STRATEGY	**Fully Integrated** Biopharmaceutical Company		

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Successes & Limitations of Conventional AAV OPPORTUNITY FOR TARGETED GENE THERAPY VECTORS & PRODUCTS SUCCESSES LIMITATIONS ▪ Limited Delivery ▪ Limited Transduction Narrow Focus on Niche Diseases ▪ Increased Inflammation and Toxicity ▪ Vulnerability to Neutralizing Antibodies OPPORTUNITY: UNLOCK THE FULL POTENTIAL OF GENE THERAPY BY HARNESSING THE POWER OF DIRECTED EVOLUTION © 2021 4D Molecular Therapeutics. All Rights Reserved. 4

Platform Solution: Therapeutic Vector Evolution INNOVATION BY DIRECTED EVOLUTION “…the most powerful biological design process…” – Frances Arnold, 2018 Nobel Prize in Chemistry* THERAPEUTIC DIRECTED AAV GENE VECTOR EVOLUTION THERAPY EVOLUTION *Dr. Arnold and the other investigators awarded the Nobel Prize have no affiliation with 4DMT. © 2021 4D Molecular Therapeutics. All Rights Reserved. 5

Platform Solution: ~1 Billion Synthetic Capsid Sequences

40 DISTINCT LIBRARIES



CONVENTIONAL NATURALLY OCCURRING CAPSIDS
CREATE ~1 BILLION SYNTHETIC AAV CAPSID SEQUENCES BY DIVERSIFYING THE *CAP* GENE
Ancestral reconstruction
Variable loop mutagenesis
Random peptide insertion
Random point mutagenesis
DNA shuffled
CAP GENE
CAPSID LIBRARY PACKING
40 DISTINCT 4DMT AAV CAPSID LIBRARIES

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Platform Solution: Compete for Target Vector Profile Fitness

THERAPEUTIC VECTOR EVOLUTION


IDENTIFY
DISEASE TARGET(S)
DESIGN
ORGAN(S)-SPECIFIC TARGET VECTOR PROFILE
PACKAGE
4DMT AAV LIBRARIES
ADMINISTER
4DMT AAV LIBRARIES
COMPETITIVE SELECTION*
TARGET VECTOR PROFILE FITNESS
LEAD VECTORS
Dose
Route
Tissue target
Antibody resistance
From ~1 BILLION synthetic AAV capsid sequences in 40 distinct libraries
TVP: Retina
TVP: Cardiac
TVP: Lung
Retina (IVT)
Non-human primate (NHP)
Cardiac (IV)
Lung (Aerosol)
R100
C102
A101

*Capsid library placed under varying selective pressures // Actual number of selection rounds varies by target

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Modular Approach to Therapeutic Area Pipeline

PRODUCT DESIGN & ENGINEERING FOR ACCELERATED DEVELOPMENT



LEAD VECTORS
CLINICAL CANDIDATE 1
Transgene: Replace
IN VIVO (NHP)
HUMAN CELL & DISEASE MODELS
IND
CLINICAL PROOF OF CONCEPT
THERAPEUTIC AREA PIPELINE
MODULAR PRODUCTS: NEW TRANSGENES, RARE AND LARGE DISEASES
Replace
Knock-down (e.g. RNAi)
Therapeutic protein

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Pipeline: 5 Clinical-Stage Product Candidates

THREE THERAPEUTIC AREAS, RARE & LARGE PATIENT POPULATIONS

VECTOR *Delivery*	PRODUCT CANDIDATE	INDICATION	LEAD OPTIMIZATION	IND-ENABLING	PHASE 1 / 2	PHASE 3	PRODUCT RIGHTS
R100 *Intravitreal*	OPHTHALMOLOGY						
	4D-125	XLRP					4DMT
	4D-110	CHM					4DMT
	4D-150	Wet AMD					4DMT
		DME					4DMT
C102 *IV*	CARDIOLOGY						
	4D-310	Fabry Disease					4DMT
A101 *Aerosol*	PULMONOLOGY						
	4D-710	Cystic Fibrosis					4DMT

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CARDIOLOGY

Modular Vector: C102

- 4D-310: FABRY DISEASE

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4D-310 Product Design & C102 Target Vector Profile

INVENTED FOR LOW DOSE IV DELIVERY TO TARGET ORGANS INCLUDING HEART & HIGH SERUM AGA



Ubiquitous
GLA
PROMOTER
TRANSGENE

PRODUCT DESIGN

- **Vector:** C102
- **Transgene:** *GLA* (encodes AGA enzyme)
- **Promoter:** Ubiquitous



Patient with Fabry Disease
Biodistribution to affected organs
Blood vessel dysfunction
Cardiac dysfunction
Kidney dysfunction
Conventional naturally occurring vectors
Delivery to liver
Enhanced biodistribution to affected organs
Blood vessel dysfunction
Cardiac dysfunction
Kidney dysfunction
4D-310
Enhanced delivery to heart

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4D-310 Competitive Advantages: Dual MOA Product Design

DESIGNED FOR HIGH STABLE AGA EXPRESSION IN BLOOD, HEART & OTHER TARGET ORGANS

		ERT		Gene Therapy		
MOA	**Product Design**	AGA Enzyme Infusions	PEGylated AGA	Autologous Stem Cells	AAV Liver-directed	**4D-310**
AGA: Systemic PK	Pharmacokinetics	 Blood AGA Conc. Biweekly IV Dosing	 Blood AGA Conc. Biweekly IV Dosing	 Blood AGA Conc. Single IV Dose	 Blood AGA Conc. Single IV Dose	 Blood AGA Conc. Single IV Dose
	No chemotherapy/ bone marrow ablation	+	+	–	+	**+**
AGA: Production in Target Cells	Heart, Kidney, Blood Vessels	–	–	–	–	**+**
AGA: Avoid Anti-AGA Ab	Intracellular production	–	–	–	–	**+**

Abbreviations: Ab, antibodies; AGA, aspartylglucosaminidase; AAV, adeno-associated virus; ERT, enzyme replacement therapy; IV, intravenous; n.a., not applicable.

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4D-310 Study Design: Broad Enrollment Criteria

OPEN-LABEL, PHASE 1/2 TRIAL IN ADULTS WITH CLASSIC & LATE-ONSET FABRY DISEASE

STUDY DESIGN



DOSE ESCALATION
DOSE EXPANSION
COHORT 2
3E13 vg/kg
n = 3
COHORT 1
1E13 vg/kg
n = 3
DOSE EXPANSION
n = 3-6
COHORT 2
3E12 vg/kg
n = 3
SRT Meeting

ASSESSMENT SCHEDULE: BIOMARKERS

	Screening/Treatment Period				Observation Period										
Visit	SV1	SV2	D-1	D1	D2	D4	D8	D15	W4*	W6	W8	W12	W26	W38	W52 or ET
Visit Window (days)	Up to -180	-45 to -2	–	–	–	±1	±1	±1	±3	±3	±3	±7	±7	±7	±7
Fabry Blood Panel (AGA, lysoGb3); central lab[h]		◆	◆					◆	◆	◆	◆	◆	◆	◆	◆

◆ Biomarker Assessment (Mayo Clinic)

KEY INCLUSION CRITERIA

- Males ≥ 18 years of age
- Pathogenic *GLA* mutation
- Classic **OR** Late-onset FD with LVH
- ERT-On, ERT-Off **OR** ERT-naïve
- Anti-AGA Ab status positive **OR** negative

KEY EXCLUSION CRITERIA

- High titer anti-4D-310 NAb (>1:1,000)
- High titer anti-AGA NAb titer (>1:25,000)
- eGFR <45 mL/min/1.73m2
- LVEF <45% (Echo)

PRIMARY ENDPOINT

- Incidence & severity of adverse events

KEY SECONDARY ENDPOINTS

- **Serum AGA Activity:** change from baseline
- **Cardiac - Imaging & Functional:** change from baseline

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4D-310 Baseline Patient Characteristics: STUDY ENROLLED CLASSIC FABRY DISEASE PATIENTS WITH ANTI-AGA ANTIBODY POSITIVITY Patient 1 Patient 2 Patient 3 Age dosed with 4D-310 51 years 32 years 26 years Anti-AGA antibody titer 1 : 947 1 : 99,900 1 : 13,900 Disease classification Classic Classic Classic Serum AGA activity (nmol/hr/mL) 0.42 0.00 0.30 ERT experience Yes Yes Yes ERT status ERT-ON ERT-OFF ERT-ON Serum lyso-Gb3 (ng/mL) 6.28 101.00 8.78 Mutation c.1023A>C (p.E341D) c.708G>T (p.W236C) c.974G>A (p.G325D) Reference range: • Serum AGA activity: 4.44-27.42 nmol/hr/mL • Serum Lyso-Gb3: < 1.0 ng/mL © 2021 4D Molecular Therapeutics. All Rights Reserved. 14

4D-310 Mean Serum AGA Activity: >20-Fold Mean Normal ANTI-AGA ANTIBODY POSITIVE LOW & MID TITERS: PATIENTS 1 & 3 AGA ACTIVITY OVER TIME 300 Mean Serum AGA Activity: ▪ Patient 1: 248.1 nmol/hr/mL 2,506% 200 2,114% ▪ Patient 3: 209.3 nmol/hr/mL 100 Mean normal (9.9 nmol/hr/mL) 0 Patient 1 Patient 3 Serum AGA activity: mean normal = 9.9 nmol/hr/ml; normal range: 4.44 – 27.42 nmol/hr/mL © 2021 4D Molecular Therapeutics. All Rights Reserved. 15 AGA Activity (nmol/hr/mL)

4D-310 Mean Serum AGA Activity: Within Normal Range AGA ANTIBODY POSITIVE HIGHEST TITER: PATIENT 2 (HIGHEST TITER OF ALL ENROLLED & SCREENED) Mean Serum AGA Activity: Serum lyso-Gb3: ▪ Patient 2: 5.7 nmol/hr/mL 150 30 4D-310 dosing 100 20 * 50 10 Mean normal (9.9 nmol/hr/mL) 58% 0 -6 -4 -2 0 2 4 6 8 10 12 14 0 Patient 2 Weeks Serum AGA activity: mean normal = 9.9 nmol/hr/ml; normal range: 4.44 – 27.42 nmol/hr/mL; © 2021 4D Molecular Therapeutics. All Rights Reserved. 16 AGA Activity (nmol/hr/mL) Serum lyso-Gb3 (ng/mL)

Summary of Interim Data: 4D-310 Ph 1/2 Clinical Trial

DATA CUT-OFF DATE: 10/12/21

- 4D-310 demonstrated a manageable safety profile & no DLTs
- Clinical activity observed in all patients at all timepoints:
    - Mean **AGA** enzyme activity:
        - Within, or significantly above, the normal range in all three patients
        - Levels correlated with baseline anti-AGA antibody titers
    - Serum **lyso-Gb3** substrate decreased significantly in patient with elevated pre-treatment lysoGb3 (entered study OFF-ERT)
    - Serum lyso-Gb3 substrate remained low following discontinuation of ERT in BOTH patients who entered study ON-ERT

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OPHTHALMOLOGY

Modular Vector: R100

- **4D-125:** XLRP
- **4D-150:** wAMD/DME
- **4D-110:** CHOROIDEREMIA



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Ophthalmology: R100 Structure & Target Vector Profile

INTRAVITREAL DELIVERY FOR RETINAL DISEASES



Naturally occurring capsid


Conventional naturally occurring vectors
Retina
Vitreous body
Eye cross section
Blocked by barrier (e.g., ILM)
Limited retinal transduction
Heparan sulfate
Inner retina
Cytosol
Inner retina
Photoreceptors
RPE


Retina
Vitreous body
Eye cross section



R100


R100
Overcome barrier (e.g., ILM)
Enhanced retinal transduction



Abbreviations: ILM, inner limiting membrane; RPE, retinal pigment epithelium.

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Ophthalmology: 4D-125 for XLRP



Photoreceptor-specific
RPGR
PROMOTER
TRANSGENE

HIGH UNMET MEDICAL NEED

- **Monogenic:** X-linked (*RPGR*)
- **Blinding:** periphery to center
- **NO FDA APPROVED THERAPY**

EPIDEMIOLOGY: US & EU-5

- **~24,000** prevalence

PRODUCT DESIGN

- **Vector:** R100
- **Transgene:** *RPGR*
- **Promoter:** Photoreceptor-specific

DIFFERENTIATION

Intravitreal (IVT)
Transduces Entire Retinal Surface
IVT Routine & Safe
All Stages

STATUS:

Ongoing Phase 1/2 Clinical Trial

Fast Track Designation

EXPECTED MILESTONE:

Ongoing Enrollment at 1E12 vg/eye

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4D-125 Study Design

OPEN-LABEL, PHASE 1/2 TRIAL IN ADULTS WITH XLRP

STUDY DESIGN

DOSE ESCALATION		DOSE EXPANSION
COHORT 1 3E11 vg/eye n = 3	COHORT 2 1E12 vg/eye n = 3	EXPANSION 1E12 vg/eye n = 6-12

◆ DSMC review

ASSESSMENT SCHEDULE

Visit	Baseline	Day 14	Mon 2	Mon 4	Mon 6	Mon 9	Mon 12	Mon 15	Mon 18	Mon 21	Mon 24
Visit Window (days)	-7 to Day 1 (Pre-Dose)	±2	±7	±7	±7	±7	±7	±7	±7	±7	±7
Microperimetry (avg. retinal sensitivity & pointwise)	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆
OCT – EZA	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆

◆ Biomarkers assessed by Independent Reading Center

KEY INCLUSION CRITERIA

- Male ≥18 years of age
- Hemizygous RPGR mutation
- Clinical diagnosis of non-syndromic retinitis pigmentosa
- Measurable ellipsoid zone line (EZL) on macular SD-OCT
- Microperimetry:
  - >1 nonzero point (dose-escalation) OR
  - ≥1dB mean retinal sensitivity (dose-expansion)

PRIMARY ENDPOINT

- Incidence & severity of adverse events

KEY SECONDARY ENDPOINTS

- **EZ Area (SD-OCT):** Change from baseline over time vs contralateral non-injected control eye
- **Microperimetry:** Change from baseline in visual field sensitivity & # loci improving >7dB over 12 months vs contralateral non-injected control eye

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4D-125 XLRP Biomarker Data: Preliminary Evidence of Activity BASELINE TO LAST VISIT; N=2 EVALUABLE & WITH AT LEAST 6 MONTHS FOLLOW-UP Optical Coherence Tomography (OCT) Microperimetry Microperimetry [Ellipsoid Zone Area – % Change] [Mean Retinal Sensitivity (dB)] [# of Loci with ≥ 7dB Improvement] Patient Last Assessment Treated Eye Untreated Eye Treated Eye Untreated Eye Treated Eye Untreated Eye 11 Cohort 1 (3×10 vg/eye) 1 Month 12 -1.0% -2.1% Not Evaluable Not Evaluable Not Evaluable Not Evaluable 2 Month 12 Not Evaluable -10.7% -0.3 Not Evaluable 0 Not Evaluable 3 Month 9 -12.4% -16.2% +1.65 +0.25 +6 +1 12 Cohort 2 (1×10 vg/eye) 4 Month 6 Not Evaluable Not Evaluable Not Evaluable Not Evaluable Not Evaluable Not Evaluable 5 Month 6 -20.2% -28.7% +0.90 +0.10* +3 0* 6 Month 9 Not Evaluable -7% Not Evaluable Not Evaluable Not Evaluable Not Evaluable *Month 4 – Patient 5 unable to fixate in untreated eye at m6 © 2021 4D Molecular Therapeutics. All Rights Reserved. 22

Summary of 4D-125 Interim Phase 1/2 Clinical Data ▪ 4D-125 well-tolerated with no dose-limiting toxicities, serious adverse events or chronic inflammation ▪ Evidence of clinical activity observed in the treated eye vs. the untreated eye in evaluable patients (2/2 pts) on three clinical activity endpoints ▪ Continuing enrolling patients at high dose (1E12 vg/eye) in expansion cohort, including less advanced patients ▪ Fast Track Designation received from FDA © 2021 4D Molecular Therapeutics. All Rights Reserved. 23

Ophthalmology: 4D-150 for Wet AMD & DME


ITR
5'
PROMOTER
TRANSGENE 2: VEGF-C RNAi
3'
pA
TRANSGENE I: Aflibercept (VEGF trap)

HIGH UNMET MEDICAL NEED

- Frequent Injections
- Patient / Physician Adherence Issues
- Incomplete Responders

EPIDEMIOLOGY: US

- **Wet AMD: ~200,000/yr** incidence
- **DME: ~1.2M** prevalence
- **$9.7 Billion** 2019 global sales

PRODUCT DESIGN

- **Vector:** R100
- **Transgene 1:** Aflibercept
- **Transgene 2:** VEGF-C RNAi
- **Promoter:** Ubiquitous

DIFFERENTIATION

Intravitreal (IVT)
Transduces Entire Retina Surface
IVT Routine & Safe
4 Distinct Mechanisms-of-action

STATUS:
Ongoing Phase 1/2 Clinical Trial

EXPECTED MILESTONE:
Ongoing Enrollment in Dose Escalation

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Ophthalmology: 4D-150 Efficacy in NHP CNV Model 100% SUPPRESSION OF CNV INCLUDING AT LOWEST DOSE OF 1E11 VG/EYE 2 wks 4 wks 16/168 0/491 15 10/84 ▪ 100% suppression of CNV, 10 ▪ Including at lowest dose of 1E11 vg/eye 6/84 ▪ Day 42 ocular assessments prior to laser: o 1E11 vg / eye, no uveitis or retinal abnormalities 5 o 3E11 & 1E12 vg / eye, mild to moderate uveitis in a minority of NHP; no retinal abnormalities * * * * * * o Tapered 28-day steroid regimen 0/83 0/81 0/84 0/84 0/78 0/81 0 Vehicle 1E11 3E11 1E12 *p<0.05 4D-150 (vg/eye) © 2021 4D Molecular Therapeutics. All Rights Reserved. 25 Grade IV CNV lesions (%)

4D-150 Study Design PHASE 1/2 DOSE-ESCALATION FOLLOWED BY RANDOMIZED DOSE EXPANSION STUDY DESIGN DOSE EXPANSION DOSE ESCALATION KEY INCLUSION CRITERIA ▪ ≥ 50 years of age COHORT 4 4D-150 DOSE 1 2:2:1 ▪ Diagnosed with CNV secondary to AMD 1E12 vg/eye TBD n = 3-6 n = 20 ▪ Anti-VEGF treatment: minimum 6 injections last 12 mo ▪ Disease responsive to anti-VEGF treatment COHORT 3 4D-150 DOSE 2 3E11 vg/eye TBD n = 3-6 n = 20 PRIMARY ENDPOINT ▪ Incidence and severity of adverse events COHORT 2 Aflibercept 1E11 vg/eye 2mg n = 3-6 n = 10 KEY SECONDARY ENDPOINTS COHORT 1 ▪ Rescue Aflibercept Injections: # over time vs pre-treatment 3E10 vg/eye n = 3-6 DSMC review © 2021 4D Molecular Therapeutics. All Rights Reserved. 26

Ophthalmology: 4D-110 for Choroideremia



Ubiquitous
CHM
PROMOTER
TRANSGENE

HIGH UNMET MEDICAL NEED

- **Monogenic:** X-linked (*CHM*)
- **Blinding:** periphery to center
- **NO FDA APPROVED THERAPY**

EPIDEMIOLOGY: US & EU-5

- **~13,000** prevalence

PRODUCT DESIGN

- **Vector:** R100
- **Transgene:** *CHM*
- **Promoter:** Ubiquitous

DIFFERENTIATION

Intravitreal (IVT)
Transduces Entire Retinal Surface
IVT Routine & Safe
All Stages

STATUS:

Ongoing Phase 1/2 Clinical Trial

EXPECTED MILESTONE:

Ongoing Enrollment at 3E11 vg/eye

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Key Takeaways for 4D-110 Clinical Data TOLERABILITY @3E11 VG/EYE ASSOCIATED WITH CLINICAL ACTIVITY ▪ 3E11 vg/eye dose (Cohort 1): o Well-tolerated & no DLT or SAE o Clinical activity vs control eyes (FAF Area) ▪ 1E12 vg/eye dose (Cohort 2): o AE consistent with REP1 transgene product over-expression (no association with inflammation) ▪ Dose expansion at 3E11 vg/eye dose (n= 6 total) © 2021 4D Molecular Therapeutics. All Rights Reserved. 28

PULMONOLOGY

Modular Vector: A101

- 4D-710: CYSTIC FIBROSIS



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4D-710 Product Design & A101 Target Vector Profile

AEROSOL DELIVERY FOR LUNG DISEASES



Ubiquitous
microCFTR
PROMOTER
TRANSGENE

PRODUCT DESIGN

- **Vector:** A101
- **Transgene:** *microCFTR*
- **Promoter:** Ubiquitous



Patient
Nebulizer
Lungs
Potential Barriers
BRONCHIAL AIRWAY
Defensins
Antibodies
Limited Transduction of Airway Cells
LUNGS
Conventional naturally occurring vectors
Mucus
Epithelium
TVP: Lungs
Overcome Potential Barriers
Enhanced Transduction of Airway Cells
A101

Abbreviations: TVP, Target Vector Profile

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Pulmonology: 4D-710 Aerosol Delivery in NHP WIDESPREAD TRANSDUCTION IN NHP AIRWAYS & ALVEOLI Trachea Bronchi Alveoli Vehicle 4D-710 Lung Genome 46/48 (qPCR) (95.8%) 4D-710 mRNA 44/48 (RT-qPCR) (91.7%) © 2021 4D Molecular Therapeutics. All Rights Reserved. 31

4D-710 Study Design

OPEN-LABEL, PHASE 1/2 TRIAL

STUDY DESIGN


DOSE ESCALATION
DOSE EXPANSION
COHORT 1
1E15 vg
n = 3-6
COHORT 2
2E15 vg
n = 3-6
EXPANSION
TBD
n = 12
DSMC review

KEY INCLUSION CRITERIA

- ≥18 years of age
- Diagnosis of CF lung disease including:
  - Bi-allelic mutations in the *CFTR* gene
  - CFTR modulator therapy:
    - Ineligible **OR**
    - Received modulator therapy but discontinued due to adverse effects or lack of efficacy

PRIMARY ENDPOINT

- Incidence & severity of adverse events

KEY SECONDARY ENDPOINTS

- **Percent Predicted FEV_1 :** change from baseline

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MILESTONES & FINANCIALS

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Expected Milestones & Cash Runway CASH POSITION & RUNWAY GUIDANCE PH 1/2 DOSE-ESCALATION ON-GOING 4D-150 $227M 4D-125 PH 1/2 DOSE-EXPANSION ON-GOING Cash, cash equivalents and marketable 4D-110 PH 1/2 DOSE-EXPANSION ON-GOING securities as of the end of Q3 2021 $111M 1Q22 – UPDATED INTERIM CLINICAL DATA 4D-310 (WORLD SYMPOSIUM 2022) Net proceeds from October 2021 follow- on public offering $338M proforma 4D-710 1H22 – PH 1/2 FIRST PATIENT DOSED Cash, cash equivalents & marketable securities expected to fund operations into 2H24 © 2021 4D Molecular Therapeutics. All Rights Reserved. 34

THANK YOU 5858 Horton Street, Suite 455 Emeryville, California 94608 (510) 505-2680 | info@4DMT.com 4DMT.com © 2021 4D Molecular Therapeutics. All Rights Reserved.